UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 30, 2007

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of March 30, 2007, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan-Backed Notes, Series 2007-HI1)

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                  333-131196-09               41-1808858
 (STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)       (IRS EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)

    8400 Normandale Lake Boulevard, Suite 250
              Minneapolis, Minnesota                             55437
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                   (ZIP CODE)

                                 (952) 857-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE )


                                       N/A
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01.     OTHER EVENTS.

On March 30, 2007, Residential Funding Mortgage Securities II, Inc. caused the issuance and sale of the Home Loan-Backed Notes, Series 2007-HI1, pursuant to an Indenture, dated as of March 30, 2007, between Home Loan Trust 2007-HI1, as issuer and LaSalle Bank National Association, as Indenture Trustee. The home loans were sold to Residential Funding Mortgage Securities II, Inc. pursuant to the Home Loan Purchase Agreement, dated as of March 1, 2007, between Residential Funding Mortgage Securities II, Inc., as purchaser and Residential Funding Company, LLC, as seller.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    Not applicable.

        (b)    Not applicable.

        (c)    Not applicable.

        (d) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                      4.3 Servicing Agreement dated as of March 30, 2007 among Residential Funding Company, LLC, as master servicer, LaSalle Bank National Association, as indenture trustee, and the Home Loan Trust 2007-HI1, as issuer.

                      4.4 Amended and Restated Trust Agreement dated as of March 30, 2007 between Residential Funding Mortgage Securities II, Inc., as depositor and Wilmington Trust Company, as owner trustee.

                      4.5 Indenture dated as of March 30, 2007 between Home Loan Trust 2007-HI1, as issuer and LaSalle Bank National Association, as indenture trustee, and Appendix A thereto.

                      10.1 Home Loan Purchase Agreement dated as of March 1, 2007 by Residential Funding Mortgage Securities II, Inc., as purchaser and Residential Funding Company, LLC, as seller.

                      10.2 Financial Guaranty Insurance Policy, dated March 30, 2007, issued by Financial Guaranty Insurance Company relating to the Home Loan-Backed Notes, Series 2007-HI1, Class A Notes.

                      99.1   Home Loan Schedule.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.



                               By: /s/ Jeffrey Blaschko
                               Name: Jeffrey Blaschko
                               Title: Vice President




Dated:  April 13, 2007




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                                  EXHIBIT INDEX


Exhibit No.           Description

4.3 Servicing Agreement dated as of March 30, 2007 among Residential Funding Company, LLC, as master servicer, LaSalle Bank National Association, as indenture trustee, and the Home Loan Trust 2007-HI1, as issuer.

4.4  Amended and  Restated  Trust  Agreement  dated as of March 30, 2007 between
     Residential   Funding  Mortgage  Securities  II,  Inc.,  as  depositor  and
     Wilmington Trust Company, as owner trustee.

4.5 Indenture dated as of March 30, 2007 between Home Loan Trust 2007-HI1, as issuer and LaSalle Bank National Association, as indenture trustee, and Appendix A thereto.

10.1 Home Loan Purchase Agreement dated as of March 1, 2007 by Residential Funding Mortgage Securities II, Inc., as purchaser and Residential Funding Company, LLC, as seller.

10.2 Financial  Guaranty  Insurance  Policy,  dated  March 30,  2007,  issued by
     Financial Guaranty Insurance Company relating to the Home Loan-Backed Notes, Series 2007-HI1, Class A Notes.

99.1 Home Loan Schedule.